Exhibit 99.1

CERTIFICATIONS OF PERIODIC REPORT
PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with this annual report on Form 10-K of eOn Communications Corporation (“Registrant”) I, Troy E. Lynch, Chief Executive Officer of Registrant, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

/s/ TROY E. LYNCH
Troy E. Lynch Chief Executive Officer

Date:    October 29, 2002

In connection with this annual report on Form 10-K of eOn Communications Corporation (“Registrant”) I, Lanny N. Lambert, Chief Financial Officer of Registrant, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

/s/ LANNY N. LAMBERT
Lanny N. Lambert Chief Financial Officer

Date:    October 29, 2002